UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Commission file number 333-131084

Date of Report (Date of earliest event reported): January 27, 2009

FLEURS DE VIE, INC.
(Exact name of small business issuer as specified in its charter)

Nevada	20-2388650
(State of organization)	(I.R.S. Employer Identification No.)

C/O AMERICAN UNION SECURITIES
100 WALL STREET 15TH FLOOR NEW YORK, NY 10005
(Address of principal executive offices)

(212) 232-0120
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends to include the Date of the report on the cover page of Current Report on Form 8-K of Fleurs De Vie, Inc (the "Registrant") filed on January 27, 2009. And to disclose the date that the Registrant engaged  Paritz & Company, P.A. as its independent registered public accounting  firm on "January 27, 2009".

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

1.  Previous Independent Registered Public Accounting Firm.

A. On January 27, 2009, Fleurs De Vie, Inc. (“Registrant”) dismissed its independent registered public accounting firm, Malone & Bailey, PC.

B. The reports of Malone & Bailey, PC on the financial statements of the Registrant and for the fiscal years ended December 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph as to a going concern.

C.  The decision to change the independent registered public accounting firm was recommended and approved by the Board of the Registrant.

D. During the Registrant’s two most recent fiscal years ended December 31, 2007 and 2006 and the subsequent interim periods through January 27, 2009, there were no disagreements with Malone & Bailey, PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone & Bailey, PC would have caused it to make reference thereto in its reports on the financial statements for such years. None of the reportable events described under Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K occurred within the period from the Registrant's two most recent fiscal years through January 27, 2009, the date of Malone & Bailey PC’s dismissal.

E. The Registrant provided Malone & Bailey PC with a copy of this Current Report and has requested that it furnish the Registrant with a letter addressed to the Securities & Exchange Commission stating whether it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

 2.  New Independent Registered Public Accounting Firm.

                The Company has engaged Paritz & Company, P.A. on January 27, 2009, as its new independent registered public accounting firm to audit and review the Company’s financial statements effective December 31, 2008. Prior to such engagement, the Company has not consulted with Paritz & Company, P.A. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, as well as any matters or reportable events described in Items 304(a)(2)(i) or (ii) of Regulation S-K.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired: None
(b)           Pro-Forma Financial Statements: None
(c)           Exhibits:

Exhibit No.	Description
16.1	Letter of Malone & Bailey, PC. dated January 29, 2009 to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fleurs De Vie, Inc. (the Registrant)

Date:  January 29, 2009
                                                                                 By: /s/ Wang Yongjun
                                                                                       Wang Yongjun
                                                                                       Chief Financial Officer